Academy Value Fund

                       Supplement Dated February 22, 1999

                      To Prospectus Dated January 1, 1999


    In normal market conditions, at least 70% of the value of the Fund's total assets will be invested in common stocks. During those times when equity securities cannot be found that meet the Adviser's investment criteria, for temporary defensive purposes or pending longer-term investment, the Fund may invest any amount of its assets in fixed-income securities, including securities issued by the U. S. Government, its agencies and instrumentalities, or such other instruments rated in the top two grades of Moody's Investor's Service or Standard & Poor's Corporation, or unrated securities regarded as comparable quality by the Adviser. Some U. S. Government securities are backed by the full faith and credit of the U. S. Treasury or the right of the issuer to borrow from the U. S. Government. Others are backed by the discretionary authority of the
U. S. Government to buy back the obligation or only by the credit of the agency or instrumentality itself.

    The value of fixed-income securities will change as interest rates change. When interest rates fall, the value of outstanding long-term fixed-income securities generally rise. When interest rates rise, the value of such securities generally falls. Generally, the longer the maturity of the securities, the greater the magnitude of these changes.